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                                                                         EXHIBIT
                                                                         10.7

                              MOORE MEDICAL CORP.
                                 P.O. BOX 1500
                             389 JOHN DOWNEY DRIVE
                          NEW BRITAIN, CT 06050-1500

__________________
__________________
__________________

     Re:  Non-Qualified Stock Option ---- shares of Common Stock
          ------------------------------------------------------

Dear Mr. _____________:

     The Board of Directors of the Moore Medical Corp., a Delaware Corporation (the "Company"), today, pursuant to the 1998 Non-Qualified Stock Option Plan of the Company (the "Plan"), granted you a non-qualified stock option, which is evidenced hereby, to purchase _____ shares of the Company's common stock, $.01 par value ("Common Stock"), at the price of $_______ per share (the fair market value of the stock on the date hereof),exercisable (subject to Section 8 hereof) as follows:

               _______ shares not earlier than February 17, 1999 and not later than February 16, 2003;

               an additional ________ shares not earlier than February 17, 2000 and not later than February
               16, 2003;

               an additional ____shares not earlier than February 17, 2001 and not later than February
               16, 2003, and

               an additional ____ shares not earlier than February 17, 2002 and not later than February
               16, 2003;

     Pursuant to the Plan which governs this option, it is subject to all the terms and conditions of the Plan, and to the following terms and conditions:

     1. Section 16(b)  The following provisions of this paragraph are applicable
     ----------------
only if this option is being granted to an officer of the Company subject to
Section 16 of the Securities Exchange Act of 1934: The grant of this option and the acquisition pursuant to the option of the shares issuable on its exercise were approved by the Board of Directors of the Company on February 17, 1998, and neither such grant nor acquisition constitutes or will constitute an intra-plan transfer involving an issuer equity securities fund, or a cash distribution funded by a volitional disposition of an issuer equity security. Accordingly, the Company intends that such grant and acquisition are exempt from Section 16(b) of the Securities Exchange Act of 1934, pursuant to Rule 16(b)-3(d)(1) thereunder.

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     2. Exercise; Payment  The holder of an option may exercise his or her
     --------------------
option by delivering to the Company written notice, substantially in the form of Exhibit A, of the number of shares with respect to which option rights are to be exercised together with full payment of the purchase price of the such shares. In addition, the holder of this option shall pay all withholding taxes when due by reason of said exercise. In both cases (at the election of the holder of the option) payment may be made either (x) in cash, (y) in Common Stock, or (z) by a combination of cash and Common Stock. If payment, in whole or part, is made in Common Stock, it shall be valued by the Committee at 100% of its fair market value on the close of business on the date prior to the date of payment. Common Stock used for payment must have been held by the optionee for at least six months. Upon receipt by the Chief Financial Officer of the Company of payment in full, the option holder shall be deemed the holder of record of the Common Stock issuable upon such exercise, notwithstanding that certificates representing such Common Stock shall not be actually delivered to the option holder at that time.

     3. No Transfer  Neither this option nor any right under this option may be
     --------------
assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the holder of this option other than by will or the laws of descent and distribution and may be exercised during his or her lifetime only by the optionee.

     4. Termination of Optionee's Employment  (a)  If the holder of an option
     ---------------------------------------
dies during the period of his or her employment by the Company, the number of shares for which the option was exercisable as of the date of death may be exercised by the option holder's personal representative, or transferee entitled to acquire the right to exercise the option by will or pursuant to the laws of descent and distribution, until the earlier of the date upon which his or her option expires or ninety days following the date of death.

     (b) If the employment of the option holder is terminated by the option holder by reason of his or her permanent disability, or terminated by the Company for any reason (except culpable cause, that is, an intentional material breach of by the option holder of his or her duties as an employee of the Company), the number of shares for which the option was exercisable as of the date of termination may be exercised by the option holder until the earlier of the date upon which his or her option expires or ninety days following the date of such termination.

     (c) If the option holder terminates his or her employment with the Company for any reason other than permanent disability, the number of shares for which the option was exercisable as of the date of termination may be exercised by the option holder until the earlier of the date upon which his or her option expires or ten days following the date of such termination.

     (d) If the employment of the option holder is terminated by the Company by reason of culpable cause (that is, an intentional material breach by the option holder of his or her duties as an employee of the Company), this option, and all rights thereunder, shall terminate.

     5. No Right to Continued Employment Term as Officer  No obligation, express
     ---------------------------------------------------
or implied, to continue the option holder as an officer or employee of the Company, or for the option holder to continue to remain as an officer or employee, arises from the grant of this option.

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     6. No Fractional Shares  No fractional shares shall be issued upon the
     -----------------------
exercise of an option. With respect to any fraction of a share otherwise issuable upon any exercise hereof, the Company shall pay to the option holder an amount in cash equal to the fair value of such fraction.

     7. No Rights as Shareholders  The option holder shall not, by virtue
     ----------------------------
thereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the option holder are limited to those provided by this Plan and (to the extant consistent therewith) those expressed in the option.

     8. No "Section 162(m) Payment" Notwithstanding anything to the contrary in
     ------------------------------
this option, it shall not become exercisable to the extent that, and so long as, an exercise (when aggregated with all other option exercises of the option holder subject to the Section 162(m) provisions hereinafter referred to) would, pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended, limit the amount deductible by the Company as compensation for federal income tax purposes.

     9. Securities Act Restrictions  The Company may require an option holder,
     ------------------------------
and the option holder's legal representative, heir, legatee, or distributee, as a condition of any exercise of the Option, to give written assurance satisfactory to the Company that the shares are being acquired for investment only, with no view to the distribution, and that any subsequent resale thereof will be made pursuant to an effective and current registration statement under the Securities Act of 1933, or pursuant to an exemption from registration under said Act, and all certificates representing the shares subject to options shall bear the following legend:

               The shares represented by this certificate have not been registered under the Securities Act of 1933. Said shares have been acquired for investment, and may not be sold, transferred or assigned except pursuant to an effective registration statement for said shares under said Act or an opinion of the Company's counsel that such registration is not required under said Act.

          The Plan governing this option is available at the Company's offices for your inspection. This option is limited and conditioned as provided in the Plan, and as provided in this option.

                                             Very truly yours,

                                             MOORE MEDICAL CORP.

                                             By:__________________________
                                                Mark E. Karp,
                                                President
ACCEPTED,
IN ACCORDANCE WITH ABOVE:
________________________
________________________
Social Security No. ________________

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                                                            EXHIBIT A
                                                            ---------


NOTICE OF EXERCISE OF NON-QUALIFIED STOCK OPTION
------------------------------------------------

MOORE MEDICAL CORP.
P.O. Box 1500
389 John Downey Drive
New Britain, CT 06050-1500
                                    Date of Exercise:  _________________________
     This constitutes notice under my Non-Qualified Stock Option that I elect to exercise it by purchasing shares of Common Stock, $.01 par value, of MOORE MEDICAL CORP. as follows:

          Grant Date:                         _______

          Exercise Price:                     _______

          Total Number of Shares
          Granted Under Option:               _______ shares

          Available to
          Exercise at Present Date:           _______ shares

          Less Previously Exercised:          _______ shares

          Total Presently Exercisable:        _______ shares

          Present Exercise:                   _______ shares


          Purchase Price - Check #:           $______


          Please register and send the share
          certificate to me at the
          following address:


     The following is applicable only if the offer and sale of securities under said option and resale of the securities issuable on exercise of said option are not subject to an effective registration statement under the Securities Act of 1933: I am familiar with the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Company's stock on this option exercise. The Company has provided me with the opportunity to obtain such information, including its most recent Form 10-K, subsequent Form 10-Qs and Form-8-Ks and its most recent proxy statement. I am purchasing (or, if I am the legal representative of the original option holder's estate, the estate is purchasing) the stock for my own (or said estate's) account for investment purposes only and not with a view to, or for the resale in connection with, any distribution thereof.

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I understand that (a) said stock has not been registered under the Securities
Act of 1933, in reliance upon an exemption registration which depends upon, among other things, the bona fide nature of said investment intent, (b) said stock must be held indefinitely unless subsequently registered under the Securities Act of 1933 or an exemption from registration is available, (c) the Company is under no obligation to register said stock, and (d) the certificate evidencing said stock will be imprinted with a legend which prohibits the transfer of said stock unless they are so registered or such registration is not required in the opinion of counsel for the Company. In addition, I understand that my (or said estate's) exercise of the option has tax consequences, and I have consulted my (or said estate's) tax advisor, and not relied on the Company, regarding the tax consequences.

                                            Very truly yours,



                                    ____________________________________
                                               (Signature)

                                    ____________________________________
                                               (Print Name)

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